Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 11 – Income Taxes

Deferred income taxes result from the temporary differences primarily attributable to amortization of intangible assets and debt discount and an accumulation of net operating loss carryforwards for income tax purposes with a valuation allowance against the carryforwards for book purposes.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Included in deferred tax assets are Federal and State net operating loss carryforwards of approximately $8.1 million, which will expire through 2040. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Due to significant changes in the Company’s ownership, the Company’s future use of its existing net operating losses may be limited.

The provision (benefit) for income taxes for the years ended December 31, 2021 and 2020 consist of the following:

	2021	2020

Current	$-	$-
Deferred	-	-
Total	$-	$-

For the years ended December 31, 2021 and 2020, the expected tax expense (benefit) based on the U. S. federal statutory rate is reconciled with the actual tax provision (benefit) as follows:

	For the Years Ended December 31,
	2021		2020

Expected tax at statutory rates	$(2,351,000)	21%	$(617,000)	21%
Permanent Differences	692,000	6%	(42,000)	1%
State Income Tax, Net of Federal benefit	(612,000)	5%	-	0%
Current Year Change in Valuation Allowance	2,291,000	20%	659,000	22%
Prior Year True-Ups	(20,000)	0%	-	0%
Income tax expense	$-	0%	$-	0%

Deferred income taxes reflect the tax impact of temporary differences between the amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations.

Deferred income taxes include the net tax effects of net operating loss (NOL) carryforwards and the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2021, and 2020 significant components of the Company’s deferred tax assets are as follows:

	For the Years Ended December 31,
	2021	2020
Deferred Tax Assets (Liabilities):
Accrued payroll	$22,000	$41,000
ASC842-ROU Asset	(1,117,000)	65,000
ASC842-ROU (Liability)	1,189,000	(67,000)
Gain from derivatives	(4,000)	(107,000)
Stock based compensation	398,000	119,000
Depreciation	(764,000)	(1,000)
Net operating loss	8,478,000	5,861,000
Net deferred tax assets (liabilities)	8,202,000	5,911,000
Valuation allowance	(8,202,000)	(5,911,000)
Net deferred tax assets (liabilities)	$-	$-